AMENDMENT NO. 1 TO REGISTRATION RIGHTS AGREEMENT

THIS AMENDMENT NO. 1 TO REGISTRATION RIGHTS AGREEMENT (this “Amendment”), dated as of August __, 2007, is entered into by and among AMERICAN REAL ESTATE PARTNERS, L.P., a Delaware limited partnership (the “Company”), and the other signatories hereto (each a “Holder” and collectively the “Holders”):

W I T N E S S E T H

WHEREAS, the Company and the Holders are parties to that certain Registration Rights Agreement, dated as of June 30, 2005 (as amended, restated, supplemented, or modified from time to time, the “Registration Rights Agreement”) for the registration of Depositary Units (as such term is defined in the Registration Rights Agreement);

WHEREAS, the current holdings of Depositary Units held by the Holders is as follows:

Name	Depositary Units
Cyprus, LLC	413,793
Highcrest Investors Corp.	3,452,586
Barberry Corp.	5,537,000
Gascon Partners	11,892,167
High Coast Limited Partnership	34,359,836

WHEREAS, at the time of the execution of this Amendment, the entities listed below will acquire additional Depositary Units from the Company as follows:

Name	Depositary Units
CCI Onshore Corp.	1,515,515
CCI Offshore Corp.	3,706,723
Icahn Management LP	3,410,441

WHEREAS, the Company and the Holders desire to amend the definitions of the terms “Holder” and “Holders” contained in the Registration Rights Agreement such that any Affiliate of any Holder that holds or hereafter acquires Depositary Units from time to time will have registration rights under the Registration Rights Agreement as if such Affiliate were a party thereto; and

WHEREAS, Section 6.3 of the Registration Rights Agreement provides that the Registration Rights Agreement may be amended, supplemented or modified only by a written instrument duly executed by or on behalf of each party thereto.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.   DEFINITIONS. Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to them in the Registration Rights Agreement, as amended hereby.

2.   AMENDMENTS TO REGISTRATION RIGHTS AGREEMENT.

(a)   Section 5.1 of the Registration Rights Agreement is hereby amended by amending and restating each of the following definitions in its entirety as follows:

“Holder” has the meaning ascribed to it in the forepart of this Agreement and shall additionally include any Affiliate of a Holder that holds Depositary Units or acquires Depositary Units from time to time and executes a signature page hereto under the caption “Additional Holders” and delivers a copy to the Company.

“Holders” has the meaning ascribed to it in the forepart of this Agreement and shall additionally include any Affiliate of a Holder that holds Depositary Units or acquires Depositary Units from time to time and executes a signature page hereto under the caption “Additional Holders” and delivers a copy to the Company.

3.   CONSTRUCTION. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED IN THE STATE OF NEW YORK.

4.   ENTIRE AMENDMENT; EFFECT OF AMENDMENT. This Amendment, and terms and provisions hereof, constitute the entire agreement among the parties pertaining to the subject matter hereof and supersedes any and all prior or contemporaneous amendments relating to the subject matter hereof. Except for the amendments to the Registration Rights Agreement expressly set forth in Section 2 hereof, the Registration Rights Agreement shall remain unchanged and in full force and effect.

5.   COUNTERPARTS; TELEFACSIMILE EXECUTION. This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument and any of the parties hereto may execute this Amendment by signing any such counterpart. Delivery of an executed counterpart of this Amendment by telefacsimile shall be equally as effective as delivery of an original executed counterpart of this Amendment. Any party delivering an executed counterpart of this Amendment by telefacsimile also shall deliver an original executed counterpart of this Amendment, but the failure to deliver an original executed counterpart shall not affect the validity, enforceability, and binding effect of this Amendment.

6.   MISCELLANEOUS.

(a)   Upon the effectiveness of this Amendment, each reference in the Registration Rights Agreement to “this Agreement”, “hereunder”, “herein”, “hereof” or words of like import referring to the Registration Rights Agreement shall mean and refer to the Registration Rights Agreement as amended by this Amendment.

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IN WITNESS WHEREOF, the parties have caused this Amendment to be executed and delivered as of the date first written above.

AMERICAN REAL ESTATE PARTNERS, L.P.
By: American Property Investors, Inc., its general partner

By: /s/ Andew Skobe
Name: Andrew Skobe
Title: Chief Financial Officer

HOLDERS:

HIGHCREST INVESTORS CORP.

By: /s/ Keith Cozza
Name: Keith Cozza
Title: Assistant Treasurer

ARNOS CORP.

By: /s/ Edward Mattner
Name: Edward Mattner
Title: Vice President

CYPRUS, LLC
By: Barberry Corp., its managing member

By: /s/ Edward Mattner
Name: Edward Mattner
Title: Authorized Signatory

GASCON PARTNERS
By: Cigas Corp., its managing member

By: /s/ Edward Mattner
Name: Edward Mattner
Title: President

ADDITIONAL HOLDERS:

CCI ONSHORE CORP.

By: /s/ Edward Mattner
Name: Edward Mattner
Title: Authorized Signatory

CCI OFFSHORE CORP.

By: /s/ Edward Mattner
Name: Edward Mattner
Title: Authorized Signatory

ICAHN MANAGEMENT LP

By: /s/ Edward Mattner
Name: Edward Mattner
Title: Authorized Signatory

HOLDERS:

BARBERRY CORP.

By: /s/ Edward Mattner
Name: Edward Mattner
Title: Authorized Signatory

HIGH COAST LIMITED PARTNERSHIP
By: Little Meadow Corp., its general partner

By: /s/ Edward Mattner
Name: Edward Mattner
Title: Authorized Signatory